EXHIBIT 10.1

FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT
This FIRST AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is dated as of August 11, 2014, by and among Diamond Resorts International, Inc., a Delaware corporation (the “Company”), and the individuals and entities who are party to the Stockholders’ Agreement (as defined below) (the “Company Stockholders”).

RECITALS:
WHEREAS, pursuant to Section 7.1 of that certain Stockholders’ Agreement, dated as of July 17, 2013, by and among the Company and the Company Stockholders (the “Stockholders’ Agreement”), the Stockholders’ Agreement may be amended, modified or supplemented by an agreement in writing signed by each party thereto.
WHEREAS, the Company Stockholders and the Company desire to enter into this Amendment to (a) remove each of the Company Stockholders listed on Exhibit A (the “Subject Company Stockholders”) as party to the Stockholders’ Agreement, thereby releasing such Subject Company Stockholder from any and all of such Subject Company Stockholder’s obligations thereunder; and (b) terminate any irrevocable proxy and power of attorney granted by any Subject Company Stockholder thereunder.

WHEREAS, DRP Friends Holding, LLC, a Delaware limited liability company (“DRP Friends”), which was originally a Company Stockholder party to the Stockholders’ Agreement, filed a Certificate of Cancellation with the Secretary of State of the State of Delaware on January 29, 2014, liquidated and dissolved; accordingly, DRP Friends is no longer a party to, or subject to, the Stockholders’ Agreement and the irrevocable proxy and power of attorney granted by DRP Friends pursuant to the Stockholders’ Agreement terminated and is of no further force or effect.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the sufficiency of which is hereby agreed to and acknowledged, the parties hereto agree as follows:
AGREEMENT:
1.Amendment.

a.The Stockholders’ Agreement is hereby amended to remove each of the Subject Company Stockholders as party to, and release each of the Subject Company Stockholders from, the Stockholders’ Agreement. No Subject Company Stockholder shall hereafter be bound by, or subject to, any of the covenants, terms or conditions of the Stockholders’ Agreement or be a “Company Stockholder” under the Stockholders’ Agreement. In addition, each of the parties hereto hereby acknowledges and agrees that any irrevocable proxy and power of attorney granted by any Subject Company Stockholder pursuant to the Stockholders’ Agreement is hereby withdrawn and terminated and of no further force or effect.

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b.The first sentence of Section 7.1 of the Stockholders’ Agreement is hereby amended and restated in its entirety as follows:

“This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto; provided, however, that, any amendment to this Agreement solely for the purpose of removing any Company Stockholder that individually directly or indirectly beneficially owns (as determined in accordance with Rule 13d-3 under the Exchange Act) less than 0.25% of the Common Stock as a party to, and releasing any such Company Stockholder from, this Agreement and terminating any irrevocable proxy and power of attorney granted by such Company Stockholder pursuant to this Agreement, may be effected by a writing signed by the Company and such Company Stockholder, without any further action by any of the other parties hereto.”

2.Group Status. Each party hereto hereby acknowledges that, by entering into this Amendment, the Company Stockholders intend that the Subject Company Stockholders hereafter not be deemed to be members of the “group” (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 13d-5 promulgated under the Exchange Act) that may have been formed with the other Company Stockholders solely as a result of the Stockholders’ Agreement.

3.No Further Changes. Except as amended hereby, all terms and provisions of the Stockholders’ Agreement remain in full force and effect. For the avoidance of doubt, each Company Stockholder, other than the Subject Company Stockholders, continues to be a party to, bound by, and subject to, the Stockholders’ Agreement.

4.Representatives, Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective parties hereto and their respective legatees, legal representatives, successors and permitted assigns.

5.Governing Law; Consent to Jurisdiction. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

6.Counterparts. This Amendment may be executed in any number of counterparts (which may be delivered by fax, email of a .pdf file or other electronic transmission), each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

7.Interpretation. The titles and headings to sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation hereof.

8.References. Any reference to the Stockholders’ Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery

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of this Amendment shall be deemed to be a reference to the Stockholders’ Agreement, as amended by this Amendment, unless the context shall otherwise require.

[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders’ Agreement to be duly executed as of the date first above written.

COMPANY:

DIAMOND RESORTS INTERNATIONAL, INC.

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: President and CEO

[Signature Page to First Amendment to Stockholders’ Agreement]

COMPANY STOCKHOLDERS:

CLOOBECK DIAMOND PARENT, LLC

By:    /s/ Stephen J. Cloobeck
Name: Stephen J. Cloobeck
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

TRIVERGANCE DIAMOND SUB, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Authorized Person

[Signature Page to First Amendment to Stockholders’ Agreement]

LDK HOLDCO, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

DRP HOLDCO, LLC

By:    /s/ Zachary D. Warren
Name: Zachary D. Warren
Title: Authorized Person

[Signature Page to First Amendment to Stockholders’ Agreement]

PRAESUMO PARTNERS, LLC

By:    /s/ Lowell D. Kraff    __
Name: Lowell D. Kraff
Title: Managing Member

[Signature Page to First Amendment to Stockholders’ Agreement]

DEIFIK RESORTS, LLC

By:    /s/ Bruce Deifik
Name: Bruce Deifik
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

BEST AMIGOS PARTNERS, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

DIAMOND OURSURANCE, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

CHAUTAUQUA IIA, LLC

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

CHAUTAUQUA IIB, LLC

By:    /s/ Anne Palmer
Name: Anne Palmer
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

CHAUTAUQUA MANAGEMENT, LLC

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

BYRON DIAMOND INVESTMENTS, LLC

By:    /s/ Marc Byron
Name: Marc Byron
Title: Manager

[Signature Page to First Amendment to Stockholders’ Agreement]

JSTONE, INC.

By:    /s/ Jerry Stone
Name: Jerry Stone
Title: President

[Signature Page to First Amendment to Stockholders’ Agreement]

ELI FIELD DISCRETIONARY TRUST FOR SANDRA U/A/D 11/21/78

By:    /s/ Carey Cooper
Name: Carey Cooper
Title: Trustee

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Steven Bell
Steven Bell

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Howard S. Lanznar
Howard S. Lanznar

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Brian Garavuso
Brian Garavuso

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ C. Alan Bentley
C. Alan Bentley

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Michael Flaskey
Michael Flaskey

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ David J. Berkman
David J. Berkman

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Richard M. Daley
Richard M. Daley

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Robert Wolf
Robert Wolf

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ David F. Palmer    __
David F. Palmer

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Stephen J. Cloobeck
Stephen J. Cloobeck

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Zachary D. Warren
Zachary D. Warren

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ B. Scott Minerd
B. Scott Minerd

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Lowell D. Kraff
Lowell D. Kraff

[Signature Page to First Amendment to Stockholders’ Agreement]

/s/ Lisa M. Gann
Lisa M. Gann

[Signature Page to First Amendment to Stockholders’ Agreement]

1818 PARTNERS, LLC

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: Authorized Person

[Signature Page to First Amendment to Stockholders’ Agreement]

THE 2006 BERKMAN TRUST FOR DAVID J. BERKMAN FAMILY UAD 11/01/06

By:    /s/ David J. Berkman        __
Name: David J. Berkman
Title:    Trustee

[Signature Page to First Amendment to Stockholders’ Agreement]

THE RMD FAMILY GIFT TRUST UAD 09/10/11

By:    /s/ Terry Newman
Name: Terry Newman
Title:    Trustee

[Signature Page to First Amendment to Stockholders’ Agreement]

THE CHANTAL CLOOBECK SEPARATE PROPERTY TRUST

By:    /s/ Chantal Cloobeck
Name: Chantal Cloobeck
Title:    Managing Trustee

[Signature Page to First Amendment to Stockholders’ Agreement]

Acknowledgement

Each of the undersigned, solely in his capacity as proxy and attorney-in fact for the Company Stockholders pursuant to the Stockholders’ Agreement, hereby acknowledges and agrees that any irrevocable proxy and power of attorney granted by any Subject Company Stockholder pursuant to the Stockholders’ Agreement is hereby withdrawn and terminated, and the undersigned shall no longer have any authority, as proxy and attorney-in fact for any such Subject Company Stockholder, to vote any shares of Common Stock held by such Subject Company Stockholder.

/s/ Stephen J. Cloobeck

Stephen J. Cloobeck

/s/ David F. Palmer

David F. Palmer

Exhibit A

Subject Company Stockholders

Deifik Resorts, LLC
Byron Diamond Investments, LLC
JStone, Inc.
Eli Field Discretionary Trust for Sandra U/A/D 11/21/78
Zachary D. Warren
B. Scott Minerd
David J. Berkman
Robert Wolf
Richard M. Daley
The 2006 Berkman Trust for David J. Berkman Family UAD 11/01/06
The RMD Family Gift Trust UAD 09/10/11